                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported):
                                  JULY 26, 2006

                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

               1-9466                                 13-3216325
      (Commission File Number)              (IRS Employer Identification No.)

         745 SEVENTH AVENUE
         NEW YORK, NEW YORK                              10019
       (Address of principal                          (Zip Code)
         executive offices)

               Registrant's telephone number, including area code:
                                 (212) 526-7000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits

     The following Exhibits are incorporated by reference into Registration
Statement on Form S-3 No. 333-134553 as exhibits thereto and are filed as part of this Report.

4.01   Global Security representing the Registrant's Limited Principal
       Protection RAPIDS(SM) (Return Accelerated PortfolIo Debt Securities) Due
       January 26, 2008, Linked to the Nikkei 225(SM) Index (NKY) (filed herewith)

4.02   Calculation Agency Agreement between the Registrant and Lehman Brothers
       Inc., as calculation agent, relating to the Registrant's Limited
       Principal Protection RAPIDS(SM) (Return Accelerated PortfolIo Debt
       Securities) Due January 26, 2008, Linked to the Nikkei 225(SM) Index
       (NKY) (filed herewith)

                                       2

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LEHMAN BROTHERS HOLDINGS INC.
                                                   (Registrant)

                                           By: /s/ James J. Killerlane III
                                               ---------------------------
                                               James J. Killerlane III
                                               Vice President

Date: July 26, 2006

                                       3

                                  EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------

4.01           Global Security representing the Registrant's Limited Principal
               Protection RAPIDS(SM) (Return Accelerated PortfolIo Debt
               Securities) Due January 26, 2008, Linked to the Nikkei 225(SM)
               Index (NKY)

4.02           Calculation Agency Agreement between the Registrant and Lehman
               Brothers Inc., as calculation agent, relating to the Registrant's
               Limited Principal Protection RAPIDS(SM) (Return Accelerated
               PortfolIo Debt Securities) Due January 26, 2008, Linked to the
               Nikkei 225(SM) Index (NKY)

                                       4